EXHIBIT 99.3


                        UNITED STATES DISTRICT COURT

                  FOR THE EASTERN DISTRICT OF PENNSYLVANIA

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ALLIEDSIGNAL CORPORATION,                 :
a Delaware Corporation,
P.O. Box 3000                             :
Morristown, NJ 07962-2496
                               Plaintiff, :

               - against -                :           C.A. No.  98-CV-4058

AMP, INC.,                                :
a Pennsylvania Corporation,
470 Friendship Road                       :
Harrisburg, PA 17111
                               Defendant. :

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                               COMPLAINT FOR
                     DECLARATORY AND INJUNCTIVE RELIEF
                     ---------------------------------


          Plaintiff AlliedSignal Corporation ("AlliedSignal"), by its undersigned attorneys, as and for its Complaint, alleges upon knowledge with respect to itself and its own acts, and upon information and belief as to all other matters, as follows:

                            Nature of the Action
                            --------------------

          1. AlliedSignal has today announced that it will commence a tender offer for the stock of defendant AMP, Inc. ("AMP") at $44.50 per share, a price representing a premium of approximately 50% over the closing trading price of AMP common stock on August 3, 1998. This action for injunctive and declaratory relief is brought to ensure that AlliedSignal's statutory and constitutional rights to make its tender offer to AMP stockholders and to exercise its rights under the federal proxy rules are protected, while also ensuring the rights of all AMP stockholders to consider AlliedSignal's offer. AlliedSignal also seeks to prevent AMP from manipulating or otherwise subverting the process of corporate democracy by impermissibly taking action to frustrate the consent solicitation that AlliedSignal will have to conduct to gain majority representation on the AMP Board of Directors if AMP attempts to obstruct AlliedSignal's tender offer. This action also seeks relief declaring AMP's so-called "dead hand" poison pill to be inapplicable or legally impermissible.

                                  Parties
                                  -------

          2. Plaintiff AlliedSignal is a Delaware corporation with its principal executive offices in Morristown, New Jersey. AlliedSignal is a manufacturing company with operations in the aerospace, automotive and engineered materials businesses. AlliedSignal's 1997 revenues were nearly $15 billion. AlliedSignal is the beneficial owner of 100 shares of AMP common stock.

          3. Defendant AMP is a Pennsylvania corporation with its principal executive offices in Harrisburg, Pennsylvania. AMP designs, manufactures and markets electronic, electrical and electro-optic connection devices, interconnection systems and connector-intensive assemblies.

                           Jurisdiction and Venue
                           ----------------------

          4. This Court has jurisdiction over this action pursuant to 28 U.S.C. ss.ss. 1331, 1332 and 1367. The amount in controversy is in excess of $75,000.

          5. Venue is proper in this District under 28 U.S.C. ss. 1391 (b) and (c).

                            AlliedSignal's Offer
                            --------------------

          6. On July 29, 1998, AlliedSignal Chairman and Chief Executive Officer ("CEO") Larry Bossidy telephoned AMP's CEO and President, William
J. Hudson, to determine whether AMP would be interested in pursuing a business combination with AlliedSignal. Mr. Hudson was unavailable to speak with Mr. Bossidy, and he did not thereafter return Mr. Bossidy's telephone call.

          7. On July 30, 1998, Mr. Bossidy sent a letter to Mr. Hudson proposing a combination of AlliedSignal and AMP. The letter stated that AlliedSignal was prepared to offer $43.50 per share in cash for all of AMP's outstanding shares, at a premium of approximately 50% over the market value.

          8. AMP has not responded to Mr. Bossidy's July 30 letter.

          9. On August 4, 1998, AlliedSignal announced that it will commence within five (5) business days a tender offer for the stock of defendant AMP at $44.50 per share (the "Tender Offer"), which, as stated in Mr. Bossidy's July 30, 1998 letter, represents approximately a 50% premium over the closing trading price of AMP common stock on August 3, 1998. The Tender Offer gives AMP shareholders the opportunity to accept the Offer if they determine it is in their best interests. Upon consummation of the Tender Offer, AlliedSignal intends to acquire the remaining shares of AMP in a second-step merger in which AMP shareholders will receive $44.50 in cash for each AMP share they own.

          10. AlliedSignal's Tender Offer and second-step merger cannot be consummated unless the AMP Board -- voluntarily or by direction of a court -- removes or makes inapplicable various anti-takeover devices, including AMP's "poison pill" and certain provisions of the Pennsylvania Business Corporation Law ("PBCL").

          11. In light of AMP's failure to respond to AlliedSignal's July 30, 1998 letter, the current AMP Board cannot be expected to facilitate AlliedSignal's Tender Offer and second-step merger, but can be expected, instead, to maintain AMP's anti-takeover devices in place and actively oppose the Tender Offer and merger. For this reason, AlliedSignal is preparing to conduct a consent solicitation (the "Consent Solicitation") to gain majority representation on the AMP Board of Directors by electing individuals nominated by AlliedSignal who will support a sale of AMP to AlliedSignal, subject to their fiduciary duties to AMP shareholders.

                        AMP's Anti-Takeover Devices
                        ---------------------------

          12. The "Dead Hand" Poison Pill. Foremost among the numerous anti-takeover devices at AMP's disposal is its shareholders' "rights plan," better known as a "poison pill" (the "Poison Pill"). As part of the Poison Pill, the Board authorized and declared a dividend of one common share purchase right (a "Right") per outstanding share of common stock of AMP, payable to shareholders of record as of the close of business on November 6, 1989.

          13. The Poison Pill provides that the Rights do not become exercisable until ten business days following the first public announcement that a person (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding shares of AMP common stock (the "Stock Acquisition Date"), at which time each holder of a Right, other than an Acquiring Person, is entitled, upon exercise of the Right, to receive common stock having a market value equal to two times the Purchase Price. The effect of this provision (the "Flip-In Provision") thus would be a massive dilution of the value of the holdings of an unwanted acquiror like AlliedSignal.

          14. The Dead Hand Restriction. The Board may redeem the Poison Pill until 10 business days after a person becomes an Acquiring Person. The Board's ability to redeem the Rights, however, is purportedly restricted by a provision of the Poison Pill that serves no purpose other than to entrench the current Board (the "Dead Hand Restriction").

          15. Under the Dead Hand Restriction, redemption of the Poison Pill requires the approval of a majority of Continuing Directors (i.e., members of the Board who are not Acquiring Persons or representatives of an Acquiring Person, and either (x) were directors prior to the institution of the Poison Pill or (y) are nominated by a majority of Continuing Directors) if effected (i) after a person becomes an Acquiring Person but prior to the expiration of a ten business day period, or (ii) after a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the time of the commencement of a proxy or consent solicitation. Furthermore, the Dead Hand Restriction provides that the Poison Pill can be amended only by Continuing Directors.

          16. Under the Dead Hand Restriction, directors, other than Continuing Directors, elected pursuant to a consent or proxy solicitation in which an Acquiring Person (or a person who intends to become an Acquiring Person) participates, are purportedly without power or authority to redeem the Rights so that the Tender Offer may go forward.

          17. Because the Dead Hand Restriction purports to prevent newly-elected, insurgent-nominated directors from redeeming the Poison Pill and thus removing a key obstacle to the accomplishment of the very purpose for which they were elected, the Dead Hand Restriction effectively disenfranchises shareholders. In effect, it denies the shareholders of AMP the opportunity to replace the current Board and prevent any person intending to become an Acquiring Person, such as AlliedSignal, from soliciting votes to replace the current Board. It represents an intentional effort by the Board to manipulate the corporate machinery so as to prevent the effectiveness of a shareholder vote.

          18. The Pennsylvania Anti-Takeover Statutes. Among other provisions, Defendant AMP also has the anti-takeover protections PBCL ss. ss. 2551-2556 (the "Business Combination Statute").

          19. Under the Business Combination Statute, an interested shareholder cannot engage in a business combination with AMP for five years unless the acquisition of the shares or the business combination is approved by the AMP Board before an "Interested Shareholder" becomes the beneficial owner, directly or indirectly, of at least 20% of AMP's shares.

          20. The Business Combination Statutes will delay or make more difficult acquisitions or changes of control of AMP, have the effect of preventing changes in the management of AMP, and make it more difficult to accomplish transactions which AMP shareholders may otherwise deem to be in their best interests.

          21. Fixing the Consent Solicitation Record Date. AlliedSignal cannot obtain shareholder consents to its proposals without a record date for the determination of the shareholders entitled to vote on the proposals. AMP's by-laws (the "By-laws") provide that any shareholder seeking to have shareholders take action by consent must, by written notice, request that the Board fix a record date. The By-laws require the Board to fix the record date no later than 10 days after receipt of the request. (If not fixed within 10 days, the record date will be the day on which the first consent is received by the company.)

          22. It is anticipated that the Board will seek to delay shareholder consent action on AlliedSignal's proposals by fixing a record date outside the required time period to impede its shareholders from exercising their franchise.

                           First Claim for Relief
                           ----------------------
                (Declaratory Judgment and Injunctive Relief)

          23. Plaintiff repeats and realleges the allegations contained in each of the preceding paragraphs as if fully set forth herein.

          24. Fixing a record date beyond the required ten (10) days would violate AMP's Articles and By-laws and constitute an illegal interference with the shareholder franchise, in violation of the PBCL and fundamental principles of corporate governance.

          25. Plaintiffs have no adequate remedy at law.

                          Second Claim for Relief
                          -----------------------
                           (Declaratory Judgment)

          26. Plaintiff repeats and realleges the allegations contained in each of the preceding paragraphs as if fully set forth herein.

          27. The Dead Hand Restriction is invalid per se under Pennsylvania statutory law, in that it purports to limit the discretion of future Boards of AMP by denying any directors other than the Continuing Directors the power or authority to redeem the Poison Pill so that the Tender Offer and Merger may go forward. PBCL ss. 1721 requires that any such limitation on Board discretion be set forth in a by-law adopted by the shareholders. Since the shareholders of AMP have adopted no such by-law provision, the Board was without power to so limit the discretion of future Boards of AMP by adopting the Dead Hand Restriction.

          28. Moreover, PBCL ss. 1729 provides that unless otherwise provided in a by-law adopted by the shareholders, every director shall be entitled to one vote. The Dead Hand Restriction creates different classes of directors with different voting rights -- those who have the power to redeem the Poison Pill, and those who do not. Since the shareholders of AMP have adopted no by-law provision creating such distinctions in the voting powers of directors, the Board was without power to adopt the Dead Hand Restriction.

          29. Additionally, the Dead Hand Restriction is invalid under AMP's By-laws. Under Section 2.1 of AMP's By-laws, the power to manage the business and affairs of the Corporation is broadly vested in its duly elected board of directors. Insofar as the Dead Hand Restriction purports to restrict the power of AMP's Board to redeem or amend the Poison Pill, it conflicts with Section 2.1 of AMP's By-laws and is therefore of no cause or effect.

          30. Furthermore, the Dead Hand Restriction purposefully interferes with the shareholder voting franchise without any compelling justification. Moreover, the Dead Hand Restriction is an unreasonable and disproportionate defensive measure, because it either precludes or materially abridges the shareholders' rights to receive tender offers and wage proxy contests to replace the Board.

                           Third Claim for Relief
                           ----------------------
                           (Declaratory Judgment)

          31. Plaintiff repeats and realleges the allegations contained in each of the preceding paragraphs as if fully set forth herein.

          32. To the extent that the Dead Hand Restriction and other anti-takeover devices that preclude tender offers and consent solicitations are permitted under Pennsylvania law, such law is unconstitutional under the Commerce Clause because it impermissibly burdens interstate commerce far in excess of local benefits. The Dead Hand Restriction renders futile the Consent Solicitation and other contests for corporate control, because the shareholders will be powerless to elect a board that is both willing and able to accept an insurgent's bid. If Pennsylvania law is deemed to permit the Dead Hand Restriction, such law thus gives a Pennsylvania corporation's pre-existing board of directors a de facto veto power over tender offers and mergers, and therefore thwarts shareholder democracy and impermissibly burdens interstate commerce.

          33. To the extent the Dead Hand Restriction is permissible under Pennsylvania law, such law injures and will continue to injure Plaintiff because it deprives Plaintiff of its right to proceed with its Proposed Business Combination.

                          Fourth Claim for Relief
                          -----------------------
                           (Declaratory Judgment)

          34. Plaintiff repeats and realleges the allegations contained in each of the preceding paragraphs as if fully set forth herein.

          35. To the extent that the Dead Hand Restriction and other anti-takeover devices that preclude tender offers and consent solicitations are permitted under Pennsylvania law, such law is preempted by the Williams Act and thereby violates the Supremacy Clause of the United States Constitution. It frustrates the full purpose and objectives of Congress in enacting the Williams Act by: (a) giving intransigent management the ability to defeat a noncoercive proposal without a vote by shareholders,
(b) impermissibly tilting the balance between management and a potential acquirer in the context of a noncoercive proposal, and (c) depriving Plaintiff of its right to have AMP shareholders consider the Proposed Business Combination under federal law.

          36. To the extent the Dead Hand Restriction is permissible under Pennsylvania law, such law injures and will continue to injure Plaintiff because it deprives Plaintiff of its right to proceed with its Proposed Business Combination as contemplated by the Williams Act and other applicable law.

                           Fifth Claim for Relief
                           ----------------------
                            (Injunctive Relief)

          37. Plaintiff repeats and realleges the allegations contained in each of the preceding paragraphs as if fully set forth herein.

          38. The effect of AMP's anti-takeover devices is to frustrate and impede the ability of AMP shareholders to decide for themselves whether they wish to receive the benefits of the AlliedSignal Tender Offer and proposed second-step merger. These devices unreasonably and inequitably frustrate and impede the ability of AlliedSignal to proceed with its Tender Offer and Consent Solicitation. The failure of AMP and its board to (i) redeem the AMP Poison Pill or to amend the Poison Pill by removing the Dead Hand Restriction, and (ii) adopt a resolution approving the AlliedSignal Tender Offer for purposes of the Business Combination Statute is clearly a breach of their fiduciary duty and thus a violation of Pennsylvania law.

          39. Plaintiff has no adequate remedy at law.

          WHEREFORE, plaintiff respectfully requests that this Court enter judgment against Defendant, as follows:

          A. Declaring pursuant to the Declaratory Judgment Act, 28 U.S.C. ss. 2201(a), that:

                    (a) if the Board should fail to fix a record date for the Consent Solicitation within 10 days of its receipt of AlliedSignal's written notice requesting such a record date, the record date for the Consent Solicitation shall be the date such written notice is delivered to AMP in accordance with AMP's By-laws;

                    (b) the fixing of a record date more than ten (10) days after the date of AlliedSignal's written notice is impermissible because it would effectively prevent AMP's shareholders from exercising their franchise;

                    (c) the Dead Hand Restriction is inapplicable or, to the extent applicable, is in violation of Pennsylvania law and the fiduciary duties owed to AlliedSignal and all other AMP shareholders;

                    (d) to the extent Pennsylvania law authorizes the Dead Hand Restriction, it (i) constitutes an impermissible burden on interstate commerce in violation of the Commerce Clause of the United States
Constitution, and (ii) is preempted by the Williams Act and therefore unconstitutional under the Supremacy Clause of the United States
Constitution; and

                    (e) AlliedSignal's tender offer and consent solicitation comply with all applicable laws, obligations and agreements.

          B. Preliminarily and permanently enjoining the Defendant, its directors, officers, partners, employees, agents, subsidiaries and affiliates, and all other persons acting in concert with or on behalf of the Defendant directly or indirectly, from:

                    (a) fixing a record date for determining the shareholders entitled to vote on the proposals in AlliedSignal's Consent Solicitation more than ten (10) days after the date of AlliedSignal's written notice;

                    (b) increasing the size of AMP's Board and filling the new seats with Board nominees after commencement of AlliedSignal's Consent Solicitation;

                    (c) refusing to redeem AMP's Poison Pill or amending the Poison Pill so as to make the Rights inapplicable to AlliedSignal's Tender Offer, and refusing to grant prior approval of the Tender Offer and Merger for purposes of the Pennsylvania Business Combination Statute;

                    (d) amending its By-laws to in any way impede the effective exercise of the stockholder franchise; or

                    (e) taking any other steps to impede or frustrate the ability of AMP's shareholders to consider or make their own determination as to whether to accept the terms of AlliedSignal's Tender Offer and the proposals in AlliedSignal's Consent Solicitation, or taking any other action to thwart or interfere with the Tender Offer or Consent Solicitation.

          C. Granting compensatory damages for all incidental injuries suffered as a result of defendant's unlawful conduct.

          D. Awarding plaintiff the costs and disbursements of this action, including attorney's fees.

          E. Granting plaintiff such other and further relief as the court deems just and proper.

                                          /s/ Alexander R. Sussman/JAOC
                                          -------------------------------
                                          Alexander R. Sussman
                                          Barry G. Sher
                                          Fried, Frank, Harris, Shriver &
                                             Jacobson
                                          One New York Plaza
                                          New York, NY  10004
                                          (212) 859-8000


                                                        and


                                          /s/ Mary A. McLaughlin/JAOC
                                          -------------------------------
                                          Mary A. McLaughlin
                                          George G. Gordon
                                          Dechert, Price & Rhoads
                                          4000 Bell Atlantic Tower
                                          1717 Arch Street
                                          Philadelphia, PA  19103
                                          (215) 994-4000

                                          Attorneys for Plaintiff

DATED:  August 4, 1998



                           CERTIFICATE OF SERVICE
                           ----------------------


          I hereby certify that I caused this day the foregoing Complaint for Declaratory and Injunctive Relief to be served on the following by Federal Express:


                           Charles Goonrey, Esq.
                           General Counsel
                           AMP Incorporated
                           47 Friendship Road
                           Harrisburg, PA 17111




                                              /s/ Joseph A. O'Connor
                                              ----------------------------
Dated: August 4, 1998                         Joseph A. O'Connor, Esq.